Rule 497(k)

File No. 333-176976

First Trust Exchange-Traded Fund III

SUMMARY PROSPECTUS
First Trust Preferred Securities and Income ETF
Ticker Symbol:	FPE
Exchange:	NYSE Arca, Inc.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FPE.  You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.  The Fund’s  prospectus and statement of additional information, both dated March 2, 2020, are all incorporated by reference into this Summary Prospectus.
March 2, 2020

Investment Objective
The First Trust Preferred Securities and Income ETF's (the "Fund") investment objective is to seek total return and to provide current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). The Fund invests in securities that are traded over-the-counter or listed on an exchange. For purposes of the 80% test set forth above, securities of open-end funds, closed-end funds or other exchange-traded funds (“ETFs”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that invest primarily in Preferred Securities or Income Securities are deemed to be Preferred Securities or Income Securities.
In selecting securities for the Fund, the investment strategy of the Fund’s sub-advisor is driven by comprehensive analysis of Preferred Securities and Income Securities with a goal of investing in securities representing the best relative value in the market. The style of active management by the Fund’s investment sub-advisor combines a bottom-up and top-down approach to security selection that encompasses three significant areas of analysis: credit fundamentals; relative value; and technical aspects of the securities, which may include, but are not limited to, interest rate sensitivity, call features, covenants, maturities, trading volumes, liquidity and pricing inefficiencies. The bottom-up analysis focuses on individual security analysis, idiosyncratic risks, credit fundamentals and opportunistic trading. The top-down analysis focuses on sector and industry analysis, duration and interest rate analysis, capital structure positioning and systemic risks. Diversification of the Fund portfolio within the Preferred Securities asset class is achieved through limits on issuer and industry weightings.
Preferred Securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. Certain of the Preferred Securities may be issued by trusts or other special purpose entities created by companies specifically for the purpose of issuing such securities (“Trust Preferred Securities”).

In general, Preferred Securities held by the Fund are issued by companies in the financial, communications, consumer, government, utilities, energy, materials, industrial and technology sectors. The market capitalization of the issuers is between $800 million and $300 billion. The market capitalization for the Preferred Securities is between $85 million and $3 billion. Because the issuers of Preferred Securities are often financial companies, the Fund concentrates its investments by investing at least 25% of its total assets in the group of industries that comprise the financial sector, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies, and companies involved in the insurance industry. The Fund may also invest in preferred securities issued by real estate investment trusts (“REITs”).
Income Securities held by the Fund include corporate bonds, high yield securities, commonly referred to as “junk” bonds, and convertible securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small-, mid-and large-capitalizations. Corporate debt may carry fixed or floating rates of interest.
The Fund may invest in U.S. and non-U.S. debt and equity securities that are traded over-the-counter or listed on an exchange. The Fund may have exposure to certain emerging market countries through its investments in non-U.S. securities. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. As of January 31, 2020, the Fund had significant investments in financial companies and European issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
The average duration of the Fund’s portfolio is expected to be between three to 12 years. Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value of a security for every 1% immediate change in interest rates. For example, if the portfolio has an average duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise about 3% if interest rates fall by 1%. As a result, prices of instruments with shorter durations tend to be less sensitive to interest rate changes than instruments with longer durations. As the value of a security changes over time, so will its duration.
The Fund invests at least 60% of its net assets in securities rated investment grade (BBB-/Baa3 or higher) at the time of purchase by at least one independent rating agency, such as Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc., or another nationally recognized statistical rating organization, and unrated securities judged to be of comparable quality by the Fund’s sub-advisor. The Fund may invest up to 40% of its net assets in securities rated below investment grade (BB+/Ba1 or lower) at the time of purchase, which are commonly referred to as high yield securities or “junk bonds.” For securities with a split rating, the highest available rating will be used. In addition, at least 80% of the Fund’s net assets are issued by issuers that have long-term issuer credit ratings of investment grade, or unrated issuers judged to be of comparable quality by the Fund’s investment sub-advisor.
The Fund may invest in exchange-traded and over-the-counter interest rate swaps, exchange-listed options on U.S. Treasury futures contracts, exchange-listed U.S. Treasury futures contracts, exchange-listed options on Eurodollar futures contracts, exchange-listed Eurodollar futures contracts, exchange-traded and over-the-counter non-U.S. currency swaps, exchange-listed currency options, forward currency contracts and non-deliverable forward currency contracts. The use of these derivative instruments may allow the Fund to seek to enhance return, to hedge some of the risks of its investments in securities, to substitute a position in an underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, to preserve capital or to manage its foreign currency exposures. To the extent that the Fund invests in derivative instruments as a substitute for, or to gain exposure to, a position in an underlying asset, such investments shall be (a) counted towards the 80% test set forth above that requires the Fund to invest at least 80% of the Fund’s net assets (including investment borrowings) in Preferred Securities and Income Securities, and (b) valued according to their market value and not notional value. Derivative instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivative instruments can result in losses that greatly exceed the original investment. Derivative instruments can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the asset, index or rate underlying the derivative instrument.
The Fund may invest up to 15% of its net assets in cash and/or cash equivalents. The Fund may invest in securities issued by companies domiciled in the United States, U.S. dollar-denominated depositary receipts and U.S. dollar-denominated foreign securities. The Fund may invest in Rule 144A securities, which are generally securities of U.S. and foreign issuers that are not listed on an exchange and may be (a) Preferred Securities or Income Securities issued by public companies, (b) securities of non-U.S. issuers that do not want to become subject to U.S. reporting requirements or (c) common stock by non-reporting issuers. Rule 144A securities are generally subject to resale restrictions and may be illiquid. Due to the nature of certain of the Fund’s investments, the Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities.

Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
BANKS RISK. Banks are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. In addition, banks are subject to extensive regulation at both the federal and state level, which may affect permissible activities, profitability and the amount of capital that they must maintain.
CALL RISK. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.
CASH TRANSACTIONS RISK. The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
CONTINGENT CONVERTIBLE SECURITIES RISK. CoCos are hybrid securities most commonly issued by banking institutions that present risks similar to debt securities and convertible securities. CoCos are distinct in that they are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” When an issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer's decision to write down, write off or convert a CoCo may be outside its control, and the Fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence. The value of CoCos is unpredictable and may be influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.
CREDIT SPREAD RISK. From time to time, spreads (i.e., the difference in yield between debt securities that have different credit qualities or other differences) may increase, which may reduce the market value of some of the Fund’s debt securities. While the Fund may employ strategies to mitigate credit spread risk, these strategies may not be successful.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by World Trade Organization (“WTO”) rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FINANCIAL COMPANIES RISK. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
FIXED-TO-FLOATING RATE SECURITIES RISK. Fixed-to-floating rate securities are securities that have a fixed dividend rate for an initial term that converts to a floating dividend rate upon the expiration of the initial term. Securities with a floating or variable interest rate component can be less sensitive to interest rate changes than securities with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. While fixed-to-floating rate securities can be less sensitive to interest rate risk than fixed-rate securities they generally carry lower yields than similar fixed-rate securities.
FLOATING RATE SECURITIES RISK. Floating rate securities are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. As a result, the coupon on floating rate securities will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from the security. A floating rate security’s coupon rate resets periodically according to the terms of the security. Consequently, in a rising interest rate environment, floating rate securities with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate securities may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate which would decrease the value of the security.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for the Fund.
HYBRID CAPITAL SECURITIES RISK. Hybrid capital securities are subject to the risks of equity securities and debt securities. The claims of holders of hybrid capital securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid capital securities may be more volatile and subject to greater risk than traditional debt securities, and may in certain circumstances be even more volatile than traditional equity securities. At the same time, hybrid capital securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains. The terms of hybrid capital securities may vary substantially and the risks of a particular hybrid capital security will depend upon the terms of the instrument, but may include the credit risk of the issuer, as well as liquidity risk, since they often are customized to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.
INCOME RISK. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.

INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
LIBOR RISK. In 2012, regulators in the United States and the United Kingdom alleged that certain banks, including some banks serving on the panel for U.S. dollar LIBOR, engaged in manipulative acts in connection with their submissions to the British Bankers Association. Manipulation of the LIBOR rate-setting process would raise the risk to the Fund of being adversely impacted if the Fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.
LIQUIDITY RISK. The Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in the Fund to change.
REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.
RESTRICTED SECURITIES RISK. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
SUBORDINATED DEBT RISK. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of a blended benchmark and two market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Preferred Securities and Income ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
7.29%	March 31, 2019	-4.31%	December 31, 2018
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	17.57%	7.12%	5.77%	2/11/2013
Return After Taxes On Distributions	14.97%	4.60%	3.28%
Return After Taxes on Distributions and Sale of Fund Shares	10.32%	4.31%	3.25%
ICE BofA Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses or taxes)	17.71%	6.51%	6.09%
ICE BofA U.S. Capital Securities Index (reflects no deduction for fees, expenses or taxes)	17.77%	5.73%	6.07%
Blended Index(1) (reflects no deduction for fees, expenses or taxes)	17.76%	6.13%	6.09%
(1)	The Blended Index consists of a 50/50 blend of the ICE BofA Fixed Rate Preferred Securities Index and the ICE BofA U.S. Capital Securities Index. The Blended Index reflects the diverse allocation of institutional preferred and hybrid securities in the Fund’s portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”)
Portfolio Managers
The following persons serve as portfolio managers of the Fund.
•	Scott T. Fleming, Chief Executive Officer and President, Stonebridge Advisors LLC
•	Robert Wolf, Chief Investment Officer, Senior Vice President and Senior Portfolio Manager, Stonebridge Advisors LLC
•	Eric Weaver, Senior Vice President, Chief Strategist and Portfolio Manager, Stonebridge Advisors LLC
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since 2013, except for Eric Weaver, who has served as a member of the portfolio management team since 2020.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FPE.
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